UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________________________________________

FORM 8-K/A
Amendment #2

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
_________________________________________________________________

Date of Report (Date of earliest event reported): January 10, 2008

CHINA WIND ENERGY INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-141271	N/A
(State or other jurisdiction of	(Commission File	(IRS Employer
incorporation)	Number)	Identification No.)

No.2 Haibin Road, Binxi Developing Area
Heilongjiang Province, People’s Republic of China
(Address of principal executive offices)

Registrant’s telephone number, including area code: +86 451 87009618
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a -12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

On November 27, 2007 China Wind Energy Inc. (the “Company”), closed a reverse merger transaction with China Wind Energy Ltd., a corporation organized and existing under the laws of the Hong Kong SAR of the People’s Republic of China (“China Wind HK”). Keith Zhen, CPA (“Zhen”) was the independent registered public accountant for China Wind HK and Malone & Bailey, PA (“Malone & Bailey”) was the registered public accountant for the Company. The Company has decided to retain Malone & Bailey as the Company’s sole registered public accounting firm.

(a) Previous independent registered public accounting firm

(i)

On January 10, 2008, the Company made a decision to dismiss Zhen as the independent registered public accountant of its subsidiary, China Wind HK. Due to an administrative error the Company did not deliver notification of the dismissal to Zhen until January 29, 2008.

(ii)

The reports of Zhen on the Company’s subsidiary, China Wind HK, consolidated financial statements as of and for the period ended July 31, 2006 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. The report did indicate that there was substantial doubt about the Company ability to continue as a going concern.

(iii)	The Company’s Board of Directors participated in and approved the decision to change independent registered public accounting firms.

(iv)

During the period ended November 27, 2006 (inception of China Wind HK) and through January 29, 2008, there have been no disagreements with Zhen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Zhen would have caused it to make reference thereto in connection with its report on the financial statements for such years.

(v)

On January 29, 2008 the Company requested that Zhen furnish it with a letter addressed to the SEC stating whether or not he agrees with the above statements. A copy of the letter provided by Zhen is filed as Exhibit 16.1 to this Form 8-K/A.

(b) New independent registered public accounting firm

On January 10, 2007, the Company decided to retain Malone & Bailey as its sole principal independent registered accounting firm for the Company and all of its subsidiaries. Malone & Bailey has been the Company’s independent registered accounting firm since the Company’s initial registration statement on Form SB-2 filed on March 14, 2007. The Company had consulted Malone & Bailey regarding the reverse merger transaction closed on November 27, 2007

Item 9.01 Financial Statements and Exhibits

Exhibit 16.1	Letter from Zhen to the Securities and Exchange Commission, dated February 08, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 8, 2008	CHINA WIND ENERGY INC.

	By:	/s/ Jian Ren
Jian Ren
President, Chief Executive Officer, Chief
Financial Officer, Chief Accounting
Officer, Director, Secretary, Treasurer